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                                                                    EXHIBIT 23.4


                       CONSENT OF FISH & RICHARDSON P.C.


     We hereby consent to the reference to our name under the caption "Experts" in the Prospectus included in the Registration Statement on Form S-3 (Registration No. 333-72128) of Thoratec Corporation.


Dated November 30, 2001


                                        /s/ FISH & RICHARDSON

                                            Fish & Richardson P.C.